UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   June 11, 2002
                                                                   -------------


                                  CERBCO, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


      0-16749                                                   54-1448835
---------------------------------------- ---------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                         20785-1608
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(Address of principal executive offices)                      (Zip Code)



                          Registrant's telephone number
                              including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)
                 (301) 773-4560 (24-Hour Fax Vault Information)


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant.

(a)(1)(i) Deloitte & Touche, LLP, 1750 Tysons Boulevard, McLean, VA 22102-4219 was dismissed as the registrant's principal independent accountant on June 11, 2002.

      (ii) Deloitte & Touche's report on the registrant's financial statements for the fiscal years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles.

      (iii) The decision to change accountants was recommended to the registrant's Board of Directors by the Audit Committee and approved by the full Board of Directors.

      (iv) During the registrant's two most recent fiscal years and interim period through the date the relationship ended, there were no disagreements between the registrant and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

   (2)                Exhibits:

                      16 - Former Accountant's Letter on Change in Accountants.

(b) Aronson & Company, 700 King Farm Boulevard, Suite 300, Rockville, MD 20850 was engaged as the registrant's principal independent accountant on June 11, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2002                            CERBCO, Inc.
                                               ---------------------------------
                                               (Registrant)


                                               By:  /s/Robert W. Erikson
                                               ---------------------------------
                                                    Robert W. Erikson
                                                    President